Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
November 30, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.4625%


Excess Protection Level
   3 Month Average  7.08%
      November, 1998  7.85%
      October, 1998  8.29%
      September, 1998  5.13%



Cash Yield                                              20.75%


Investor Charge Offs                                    5.62%


Base Rate                                               7.28%


Over 35 Day Delinquency                                 5.99%


Seller's Interest                                       36.21%


Total Payment Rate                                      10.80%


Total Principal Balance                                $3,696,749,948.81


Investor Participation Amount                          $625,000,000.00


Seller Participation Amount                            $1,338,416,615.46